CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 11-K into Southwest Gas Corporation's previously filed Registration Statement File No. 33-35737.



                                                   ARTHUR ANDERSEN LLP


Las Vegas, Nevada
June 25, 1996







                                   EXHIBIT 23